RESORT FUNDING, INC.
                         RECEIVABLES FINANCING FACILITY

                   ASSIGNMENT, RELEASE AND CUSTODIAL AGREEMENT

THIS ASSIGNMENT, RELEASE AND CUSTODIAL AGREEMENT (the "Agreement") is made as of the 24th day of November, 1997, and among

      RESORT FUNDING, INC., formerly known as Bennett Funding International, Ltd., a Delaware corporation ("RFI," and in its capacity as Servicer under the RPA (as hereinafter defined) and the RLSA (as hereinafter defined), the "Servicer");

      BFICP CORPORATION, a Delaware corporation ("BFICP");

      CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company ("CSFB," and in its capacity as Agent under the RLSA pursuant to this Agreement and the RLSA, the "Agent," and in its capacity as Calculation Agent pursuant to this Agreement and the Sinking Fund Agreement (as hereinafter defined), the "Calculation Agent");

      ING (U.S.) CAPITAL CORPORATION, formerly known as Internationale Nederlanden (U.S.) Capital Corporation, a Delaware corporation ("ING Capital");

      ING (U.S.) CAPITAL MARKETS, INC., formerly known as Internationale Nederlanden (U.S.) Capital Markets, Inc., a Delaware corporation ("ING Markets," in its capacity as Agent under the RPA and the RLSA, the "Initial Agent," in its capacity as Calculation Agent under the Sinking Fund Agreement, the "Initial Calculation Agent," in its capacity as Liquidity Agent under the Liquidity Agreement (as hereinafter defined), the "Liquidity Agent," and in its capacity as Enhancement Agent under the Enhancement Agreement (as hereinafter defined), the "Enhancement Agent");

      HOLLAND LIMITED SECURITIZATION, INC., a Delaware corporation ("HLS");

      FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking association ("First Trust"), in its capacity as former Trustee (as successor Trustee to BankAmerica National Trust Company ("BA")) pursuant to the Collateral Trust Agreement (as hereinafter defined) (the "Trustee"), in its capacity as Custodian pursuant to Section 5 of the Assignment Agreement (as hereinafter defined) (the "Initial Custodian"), in its capacity as Custodian pursuant to this Agreement (the "Custodian"), and in its capacity as Collateral Agent pursuant to the Sinking Fund Agreement (the "Collateral Agent"); and

      CONCORD SERVICING CORPORATION, an Arizona corporation ("Concord"), in its capacity as temporary servicer under the RPA and the RLSA pursuant to the Servicing Agreement (as hereinafter defined) (the "Temporary Servicer"), and in its capacity as standby servicer under the RPA and the RLSA pursuant to the Standby Servicing Agreement (as hereinafter defined) (the "Standby Servicer").

Capitalized terms used in this Agreement, unless otherwise defined herein, have the meanings ascribed to such terms in the RPSA, RPA, RLSA, Collateral Trust Agreement and Sinking Fund Agreement (each as defined in the Recitals, Part A).

                                    RECITALS

A. Existing and Prior Agreements

BFICP and RFI are parties to the Receivables Purchase and Sale Agreement dated as of May 25, 1995 (the "RPSA"), pursuant to which, among other things, RFI sold, transferred, conveyed and assigned to BFICP all of RFI's right title and interest in and to the Assets, as described and identified in the RPSA.

BFICP, RFI as Servicer, ING Capital, as assignee of HLS and as the Initial Agent, are parties, and HLS was a party, to the Receivables Purchase Agreement dated as of May 25, 1995 (the "RPA"), pursuant to which, among other things, BFICP sold the Purchased Assets, as described and identified in the RPA, initially to HLS and subsequently to ING Capital.

BFICP as Borrower, RFI as Servicer, ING Capital, as assignee of HLS, as a Lender and as the Initial Agent, are parties, and HLS was a party, to the Receivables Loan and Security Agreement dated as of May 25, 1995 (the "RLSA" and together with the RPA, the Transfer Agreements) pursuant to which, among other things, the Lender agreed to make Loans to BFICP and BFICP, as security for the Loans, granted a lien and security interest in the Pledged Assets, as described and identified in the RLSA, to the Initial Agent for its benefit and for the benefit of the Lender.

BFICP is the maker of a Promissory Note payable to RFI dated May 25, 1995 (the "Promissory Note"), pursuant to Section 2.02(c) of the RPSA.

RFI and ING Capital, as assignee of HLS, as secured parties, First Trust as successor to BA, as Collateral Agent, and as assignee of ING Markets, as Calculation Agent (the "Initial Calculation Agent"), are parties, and HLS and ING Markets, as Calculation Agent, were parties, to a Sinking Fund Account Agreement dated as of May 25, 1995 (the "Sinking Fund Agreement")

The Chase Manhattan Bank (National Association), as Standby Servicer, RFI and HLS were parties to a Standby Servicing Agreement dated as of May 25, 1995 (the "Initial Standby Servicing Agreement").

Concord, as temporary servicer, and RFI are parties to a Servicing Agreement dated as of April 15, 1996 (the "Servicing Agreement").

The Processing Center, Inc., as subservicer, and RFI are parties to a subservicing Service Agreement dated as of October 2, 1995 (the "Subservicing Agreement").

HLS and First Trust (as successor to BA), as the Trustee, were parties to a Collateral Trust and Security Agreement dated as of May 25, 1995 (the "Collateral Trust Agreement"), pursuant to which, among other things, HLS granted a lien and security interest in all of its interest in the Pledged Assets to the Trustee.

HLS, as the Borrower, ING Markets as the sole Liquidity Lender and the Liquidity Agent were parties to a Liquidity Agreement dated as of May 25, 1995 (the "Liquidity Agreement").

HLS, as the Borrower, ING Markets as the sole Enhancement Lender and the Enhancement Agent were parties to an Enhancement Agreement dated as of May 25, 1995 (the "Enhancement Agreement," and with the Collateral Trust Agreement, the Liquidity Agreement and the Guaranty (as hereinafter defined), the "Terminated Agreements).

Internationale Nederlanden Bank N.V., as the Guarantor under a Guaranty in favor of HLS as the Borrower dated May 25, 1995 (the "Guaranty"), was the guarantor of the obligations of ING Markets, in its capacities as Liquidity Lender under the Liquidity Agreement and Enhancement Lender under the Enhancement Agreement.

BFICP, RFI, ING Capital, as assignee of HLS, and ING Markets, the Initial Agent, the Trustee, the Initial Collection Agent and the Collateral Agent are parties, and HLS was a party, to certain agreements, documents and instruments executed by or in favor or for the benefit of BFICP, RFI, HLS, ING Capital and ING Markets in connection with the Transfer Agreements and the RPSA, including, without limitation, the Promissory Note, the Sinking Fund Agreement, the Servicing Agreement and the Subservicing Agreement, but not including the Terminated Agreements and the Initial Standby Servicing Agreement (collectively, with the Transfer Agreements, the RPSA and the Assignment Agreement (as hereinafter defined), the "Assigned Agreements").

HLS, ING Markets, ING Capital, the Trustee, the Initial Custodian, BFICP and RFI are parties to the Assignment and Custodial Agreement dated as of June 17, 1996 (the "Assignment Agreement").

B. Transactions Pursuant to the Assignment Agreement

Pursuant to the Assignment Agreement, among other things:

      1. HLS sold and assigned to ING Markets, and ING Markets purchased and assumed, all of HLS's rights and obligations (including the Purchased Assets and Pledged Assets) under the Assigned Agreements.

      2. ING Markets sold and assigned to ING Capital, and ING Capital purchased and assumed, all of ING Markets' rights and obligations (including the Purchased Assets and Pledged Assets) under the Assigned Agreements.

      3. As of June 18, 1996, ING Capital became a party to the Assigned Agreements and HLS and ING Markets (except in its capacity as Initial Agent) each relinquished its rights and were released from its obligations under the Assigned Agreements.

      4. ING Markets released HLS from any existing obligation or liability under or in connection with the Terminated Agreements.

      5. HLS, ING Markets and the Trustee terminated the Terminated Agreements on June 18, 1996 and agreed that none of HLS, ING Markets or the Trustee shall have any future obligation or liability thereunder or in connection therewith.

      6. ING Capital and the Trustee agreed that the Initial Custodian be designated as the custodian under, and have such duties and obligations as provided in Section 5 of the Assignment Agreement.

C. Transactions Pursuant to this Agreement

Pursuant to this Agreement among other things, and upon the terms and subject to the conditions provided in this Agreement, and effective on the date hereof (the "Effective Date"):

      1. ING Capital wishes to sell and assign to CSFB, and CSFB wishes to purchase and assume, all of ING Capital's rights and obligations (including the Purchased Assets and Pledged Assets) under the Assigned Agreements.

      2. CSFB wishes to become a party to the Assigned Agreements, the Agent pursuant to the RPA and RLSA and the Calculation Agent pursuant to the Sinking Fund Agreement, and ING Capital and ING Markets, in their respective capacities as the Initial Agent and the Initial Calculation Agent, each wishes to relinquish its rights and be released from its obligations under the Initial Assigned Agreements.

      3. CSFB wishes to designate First Trust as the custodian under, and to have such duties and obligations as provided, in this Agreement, and First Trust wishes to be so designated.

      4. RFI, BFICP, ING Capital, ING Markets, ING Markets as the Initial Agent and the Initial Calculation Agent, HLS, the Trustee, First Trust as the Initial Custodian, the Custodian and the Collateral Agent, Concord as the Temporary Servicer and the Standby Servicer, CSFB and CSFB as the Agent and the Calculation Agent (each a "Party" and collectively, the "Parties") wish to enter into the other transactions provided in this Agreement.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements contained herein, including the assignment of rights and assumption of obligations, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Recitals. RFI, BFICP, ING Capital, ING Markets and ING Markets as the Initial Agent and Initial Calculation Agent confirm and represent to CSFB that the statements in Parts A and B of the Recitals set forth above (all of the Recitals, the "Recitals") are true and correct as of the date hereof; Concord and First Trust as the Trustee, the Initial Custodian and the Collateral Agent confirm and represent to CSFB that the Statements in Parts A and B of the Recitals that relate to agreements and transactions to which they are parties (and no other) are true and correct as of the date hereof (RFI, BFICP, ING Capital, ING Markets, ING Markets as the Initial Agent and Initial Calculation Agent, Concord and First Trust as the Trustee, the Initial Custodian and the Collateral Agent, collectively, the "Initial Parties"); and the Initial Parties (other than First Trust and Concord) and CSFB confirm that the statements in Part C of the Recitals are true and correct as of the date hereof and agree that the Recitals shall be incorporated in this Agreement.

2. Assignment and Assumption.

      a. In consideration of the sum of US$43,322,563.94 paid by CSFB to ING Capital in immediately available funds on the Effective Date, ING Capital hereby sells, assigns, transfers, grants and conveys to CSFB, without any representation, recourse or undertaking other than as specifically set forth in this Agreement, and CSFB hereby purchases and accepts the assignment, transfer, grant and conveyance from ING Capital of, all of ING Capital's rights under the Assigned Agreements, including, without limitation, all of ING Capital's right, title and interest in and to the Purchased Assets and the Pledged Assets, and including the Purchased Receivables identified on Schedule A attached hereto and made a part hereof and the Pledged Receivables identified on Schedule B attached hereto and made a part hereof and any and all liens and encumbrances on the Purchased Assets and the Pledged Assets (ING Capital's right, title and interest in the foregoing being collectively, the "Interest"). CSFB hereby assumes all of ING Capital's obligations under the Assigned Agreements, including, without limitation, any commitment of ING Capital to make Loans and Advances; provided, however, that such assumption shall include only specific obligations of ING Capital under the Assigned Agreements and no other or further obligations shall be implied or imputed. As of the Effective Date (a) CSFB shall be a party to the Assigned Agreements to which ING Capital is a party in the place and stead of ING Capital, and (b) ING Capital shall relinquish its rights and be released from its obligations under the Assigned Agreements to the other parties to the Assigned Agreements as of the Effective Date, subject to its representations and warranties in Section 3.

      b. Each of the Trustee, the Initial Agent, ING Markets, HLS and the Initial Calculation Agent hereby assigns, transfers, grants and conveys to CSFB, without any representation, recourse or undertaking other than as specifically set forth in this Agreement, all of its respective right, title and interest in and to the Purchased Assets and Pledged Assets. As of the Effective Date (a) CSFB shall be a party to the Assigned Agreements to which the Initial Agent and the Initial Calculation Agent are parties in the place and stead of the Initial Agent (in its capacity as the Agent) and the Initial Calculation Agent (in its capacity as the Calculation Agent), and (b) the Trustee, the Initial Agent, ING Markets, HLS and the Initial Calculation Agent shall relinquish their rights and be released from their obligations under the Assigned Agreements to the other parties to the Assigned Agreements as of the Effective Date, subject to their representations and warranties in Section 3.

      c. Each of RFI and BFICP hereby assigns, transfers, grants and conveys to CSFB, all of its respective right, title and interest in and to the Purchased Assets and Pledged Assets.

      d. Each of RFI, BFICP, ING Capital and ING Markets hereby agrees that it shall deliver, and, in the case of ING Capital, cause HLS, the Initial Agent or the Trustee to deliver (i) UCC-3 Termination Statements and any other release documentation as may be reasonably requested by CSFB to evidence the release of their respective interests in the Purchased Assets and Pledged Assets, and (ii) UCC-1 Financing Statements and UCC-3 Amendments to evidence the interests of CSFB in the Purchased Assets and the Pledged Assets.

3. Representations and Warranties.

      a. ING Capital and ING Markets, including in its capacities as the Initial Agent and the Initial Calculation Agent, jointly and severally, represent and warrant to CSFB that: (i) ING Capital is the legal and beneficial owner of the Interest and has the full power and authority to sell, assign, transfer and convey the Interest to CSFB as provided in this Agreement; (ii) none of ING Capital or ING Markets has created any adverse claims, liens or encumbrances on or against the Interest, other than as specifically provided in the Assigned Agreements; (iii) each of ING Capital, ING Markets and HLS is duly organized and validly existing under its jurisdiction of organization and this Agreement has been duly authorized, and executed and delivered by its authorized officers, (iv) each of the Assigned Agreements executed by ING Capital, ING Markets and HLS and this Agreement is the legal, valid and binding agreement of ING Capital, ING Markets and HLS, is enforceable against ING Capital, ING Markets and HLS in accordance with its terms and the Assignment Agreement was fully sufficient to effect and accomplish the transactions provided therein; (v) ING Capital has delivered, or caused another Party to deliver, to CSFB, prior to the Effective Date, true and complete, original or photostatic, certified copies of each of the Assigned Agreements and all exhibits, schedules and attachments thereto, showing all required signatures thereon, and, as and if requested by CSFB, true and complete certified copies of other agreements, documents and instruments relating to the Assigned Agreements and the transactions provided therein; (vi) there are no legal actions or proceedings pending against or, to the knowledge of ING Capital or ING Markets, threatened against, in each case, ING Capital or ING Markets, which relate to the Assigned Agreements, the Purchased Receivables, the Pledged Receivables or this Agreement or the transactions contemplated herein; and (vii) none of ING Capital, ING Markets, HLS or the Initial Agent has created any lien, security interest, charge or encumbrance or other similar right or claim on or against, or sold, assigned, transferred or conveyed, or, except as may have been requested or directed by RFI or BFICP from time to time, executed any assignment, conveyance, release, discharge, satisfaction or other instruments or cancellation affecting, the Purchased Assets or Pledged Assets, other than to or in favor of the Trustee, HLS, ING Markets, ING Capital or the Initial Agent as provided and permitted by the Assigned Agreements or the Terminated Agreements.

      b. RFI and BFICP, jointly and severally, represent and warrant to CSFB that: (i) each of RFI and BFICP is duly organized and validly existing under its jurisdiction of organization and this Agreement has been duly authorized, and executed and delivered by its authorized officers, (ii) each of the Assigned Agreements executed by RFI and BFICP and this Agreement is the legal, valid and binding agreement of RFI and BFICP, is enforceable against RFI and BFICP in accordance with its terms and the Assignment Agreement was fully sufficient to effect and accomplish the transactions provided therein; (iii) neither of RFI or BFICP is in breach or default of any of its obligations under the Assigned Agreements or of any of the provisions of the Assigned Agreements to be performed by it; (iv) neither of RFI or BFICP has knowledge of any breach or default by any of the other parties to the Assigned Agreements of any of their obligations under the Assigned Agreements or of any of the provisions of the Assigned Agreements to be performed by them: (v) Schedule A and Schedule B completely and accurately set forth and identify, respectively, all of the Purchased Receivables and the Pledged Receivables; (vi) to the knowledge of RFI and BFICP, ING Capital owns the Purchased Receivables, free and clear of any and all adverse claims, liens or encumbrances other than those provided or permitted in the Assigned Agreements; (vii) there are no legal actions or proceedings pending or, to the knowledge of RFI or BFICP, threatened, related to the Assigned Agreements, the Purchased Receivables, the Pledged Receivables or this Agreement or the transactions contemplated herein; and (viii) none of RFI, BFICP, the Initial Agent or the Initial Custodian, or, to the knowledge of RFI or BFICP, ING Capital, ING Markets, HLS, the Trustee or the Collateral Agent, has created or permitted any lien, security interest, charge or encumbrance or other similar right or claim on or against, or sold, assigned, transferred or conveyed, or executed any assignment, conveyance, release, discharge, satisfaction or other instruments or cancellation affecting, the Purchased Assets or Pledged Assets, other than to or in favor of the Trustee, HLS, ING Capital or the Initial Agent as provided and permitted by the Assigned Agreements or the Terminated Agreements.

      c. First Trust represents and warrants to CSFB that: (i) First Trust is duly organized and validly existing under its jurisdiction of organization and this Agreement has been duly authorized, and executed and delivered by its authorized officers, (ii) each of the Assigned Agreements executed by First Trust and this Agreement is the legal, valid and binding agreement of First Trust in its capacities as Collateral Agent and Initial Custodian and is enforceable against First Trust in such capacities in accordance with its terms; (iii) First Trust, in its capacities as Collateral Agent and Initial Custodian, is not in breach or default of any of its obligations under the Assigned Agreements or of any of the provisions of the Assigned Agreements to be performed by it in such capacities; (iv) First Trust has no knowledge of any breach or default by any of the other parties to the Assigned Agreements of any of their obligations under the Assigned Agreements or of any of the provisions of the Assigned Agreements to be performed by them; (v) to the knowledge of First Trust, there are no legal actions or proceedings pending or threatened, related to the Assigned Agreements, the Purchased Receivables, the Pledged Receivables or this Agreement or the transactions contemplated herein; and (vi) First Trust has not, in its capacities as Trustee, Collateral Agent or Initial Custodian, created or permitted any lien, security interest, charge or encumbrance or other similar right or claim, nor executed any assignment, conveyance, release, discharge, satisfaction or other instrument or cancellation affecting, the Purchased Assets or Pledged Assets.

      d. RFI represents and warrants to CSFB that the data pertaining to the Purchased Receivables and Pledged Receivables which it has provided to CSFB is complete and accurate. Concord represents and warrants to CSFB that the data pertaining to the Purchased Receivables and Pledged Receivables which it has provided to CSFB is complete and accurate to the best of its knowledge.

      e. ING Capital, ING Markets, RFI, BFICP and First Trust represent and warrant to CSFB that First Trust was substituted for and succeeded BA as Trustee under the

      Collateral Trust Agreement and as Collateral Agent under the Sinking Fund Agreement and that BA has no further rights or obligations under either agreement.

      f. ING Capital, ING Markets, RFI and BFICP represent and warrant to CSFB that the Initial Standby Servicing Agreement has been terminated and that none of the parties thereto have any further rights or obligations thereunder.

4. Representations and Warranties by CSFB. CSFB: (a) represents and warrants to the Initial Parties that (i) CSFB is duly organized and validly existing under its jurisdiction of organization and this Agreement has been duly authorized, and executed and delivered by its authorized officers, and (ii) this Agreement is the legal, valid and binding agreement of CSFB and is enforceable against CSFB in accordance with its terms; and (b) subject to the representations and warranties of ING Capital in Section 3.a., confirms to the Initial Parties that it has received original or photostatic copies of each of the Assigned Agreements and all exhibits, schedules and attachments thereto, showing all required signatures thereon, and, as and if requested by it, copies of other agreements, documents and instruments relating to the Assigned Agreements and the transactions provided therein.

5. Custodial Agreement. CSFB hereby designates First Trust as Custodian pursuant to the provisions of this Section 5 (the "Custodian"), and First Trust hereby accepts such designation and agrees to perform the duties and obligations of the Custodian as provided in this Section 5, which shall replace in their entirety the provisions of Section 5 of the Assignment Agreement, effective on the Effective Date.

      a. ING Capital hereby directs First Trust as the Initial Custodian to execute and deliver this Agreement and to deliver to the Custodian (i) all Related Security related to the Purchased Assets and the Pledged Assets currently in the possession of the Initial Custodian (the "Initial Related Security"), and (ii) the "Sinking Fund Account" (as defined in the Sinking Fund Agreement) and all funds in the Sinking Fund Account, and the Initial Custodian agrees to comply with such direction.

      b. All Initial Related Security, and any Related Security delivered to Custodian in connection with any Purchases or Loans made after the Effective Date (collectively, the "Related Security"), shall be sent to and held by the Custodian pursuant to the terms of this Section 5.

      c. On and after the Effective Date (i) provisions in the Assigned Agreements providing for the delivery of Related Security to the Trustee or providing for the maintenance of possession of such Related Security by the Trustee shall be deemed to provide for the delivery of such Related Security to the Custodian or for the maintenance of possession of such Related Security by the Custodian, as the case may be, and (ii) references in the Sinking Fund Agreement to the Trustee shall be deemed to be references to the Custodian.

      d. On the day that any Related Security is delivered to the Custodian, the Custodian shall send to the Agent notice to the effect that such Related Security has been received and is being held by the Custodian pursuant to this Agreement. The Custodian agrees not to release any Related Security to any Person (including, without limitation, BFICP or RFI) without the prior written consent of the Agent.

      e. The Custodian shall maintain the Sinking Fund Account at the office of the Custodian.

      f. All Related Security coming into the possession of the Custodian, and the Sinking Fund Account and all funds deposited in the Sinking Fund Account, shall be held by the Custodian (i) for the benefit of the Agent and CSFB, and (ii) as agent on behalf of the Agent and CSFB for the purpose of perfecting the interests of the Agent and CSFB therein. All Related Security shall be made available for the Agent to take possession of on any Business Day, upon the Agent's request therefor.

      g. The Custodian hereby agrees not to assert any statutory or possessory liens or encumbrances of any kind in favor of the Custodian or First Trust with respect to the Related Security, the Sinking Fund Account or any funds in the Sinking Fund Account, and hereby waives all such liens and encumbrances.

      h. First Trust shall serve as Custodian from the Effective Date until either (i) the Agent removes First Trust as Custodian by delivering written notice of such removal to the Custodian, or (ii) First Trust resigns as Custodian by delivering 90 days prior written notice to the Agent of First Trust's intention to resign as Custodian.

6. Servicing Agreement.

      a. BFICP, RFI, ING Capital, the Initial Agent and Concord acknowledge that Concord is presently acting as Temporary Servicer in place of RFI as Servicer under the RPA and the RLSA pursuant to the Servicing Agreement. RFI, CSFB and Concord acknowledge that RFI has given a written termination notice dated October 24, 1997 (the "Notice Commencement Date") to Concord of RFI's election to terminate the Servicing Agreement. Concord agrees that it will continue to act as Temporary Servicer and provide all services required of it under the Servicing Agreement for the 90 day period following the Notice Commencement Date (the "Notice Period"), and RFI agrees to pay to Concord (i) all unpaid servicing fees accrued under the Servicing Agreement through the Notice Commencement Date and the termination fee and other unpaid amounts provided for in the Servicing Agreement, and (ii) all servicing fees as required by the Servicing Agreement for the Notice Period.

      b. Notwithstanding Section 6.a., CSFB or CSFB as Agent, or RFI with the prior approval of CSFB or CSFB as Agent, may elect to terminate the Servicing Agreement at any time during the Notice Period effective immediately upon notice to Concord of such intention and payment to Concord of an amount equal to the total of (i) the servicing fees which were earned by Concord under the Servicing Agreement, to the extent not then paid, during the Notice Period and through the date of termination, and (ii) the servicing fees which Concord would have earned under the Servicing Agreement, had the termination not occurred, during the Notice Period subsequent to the date of termination based upon the number of accounts being serviced by Concord on the date of termination.

      c. RFI, CSFB as Agent and Concord agree that commencing upon the effective termination of the Servicing Agreement and the payment of all amounts due Concord thereunder, as above provided, Concord will serve and act as the Standby Servicer under the RPA and the RLSA pursuant to a Standby Servicing Agreement to be entered into on or about the Effective Date (the "Standby Servicing Agreement").

      d. RFI acknowledges and agrees that in the event Concord, as Servicer under the Servicing Agreement or as Standby Servicer under the Standby Servicing Agreement (collectively, the "Servicing Agreements"), is due any amounts under either of the Servicing Agreements that are not paid when due as provided in the Servicing Agreements, that CSFB as Agent has the right to cause such amounts to be paid from the Agent's Account (as defined in the RPA) prior to the payment therefrom of any amounts due RFI.

      e. RFI agrees that it will take no action with regard to either of the Servicing Agreements, except as specifically provided herein, without the prior approval of CSFB or CSFB as Agent, and will take action that is permitted by the Servicing Agreements, as may be directed by CSFB or CSFB as Agent.

7. Consent by Initial Parties and Custodian. The Initial Parties and First Trust, in its capacity as Custodian, hereby consent to the transactions contemplated by this Agreement. Such consent, shall, however, not be deemed to bind First Trust or Concord to any provision of this Agreement that does not specifically contain an agreement, representation or warranty by First Trust or Concord, as the case may be, or refer to any Assigned Agreement to which it is a party.

8. Inspection of Books and Records. RFI, BFICP, First Trust and Concord each hereby agrees to provide CSFB and its designated representatives with the right to inspect and copy, upon reasonable notice and during normal business hours, its books and records related to the Assigned Agreements and the transactions provided therein and herein. CSFB agrees to maintain the confidentiality of such books and records that are in fact confidential and marked or otherwise identified as such.

9. Further Assurances. Each of the Initial Parties hereby agrees to execute and deliver such agreements, documents, instruments, consents, approvals and assurances as CSFB may reasonably request to further effectuate and confirm the transactions contemplated by this Agreement and the rights of CSFB provided in this Agreement and the Assigned Agreements, provided that neither First Trust nor Concord shall assume any additional liabilities nor relinquish any of their rights under any of the agreements described herein to which they are parties.

10. Certain Assignments by CSFB. The Parties hereby consent and agree that CSFB may at any time and from time to time assign its rights and obligations as Agent and/or Calculation Agent to any entity or entities legally qualified to act in such capacity or capacities, and to substitute such entity or entities in the place and stead of CSFB in such capacity or capacities. CSFB agrees to promptly give notice of any such assignment and substitution to all other Persons that are then parties to the Assigned Agreements.

11. Releases.

      a. Release by RFI and BFICP. Effective as of the Effective Date, RFI and BFICP hereby release and discharge each of ING Capital, ING Markets (in all of its capacities described in this Agreement) and HLS and its successors and assigns, including CSFB, from and against any and all liabilities, obligations, claims, damages, demands, controversies, actions and causes of action whatsoever, whether at law or in equity, which either RFI or BFICP or its successors or assigns may have against ING Capital, ING Markets or HLS by reason of or in any way arising out of or resulting from, on or before the Effective Date, the Assigned Agreements or the Terminated Agreements and any of the transactions provided in any of such Agreements or any agreement, document or instrument related thereto.

      b. Release by ING Capital, ING Markets and HLS. Effective as of the Effective Date, after the payment in full of the amounts described in Sections 2.a. and 13.j., ING Capital, ING Markets (in all of its capacities described in this Agreement) and HLS hereby release and discharge each of RFI and BFICP and its successors and assigns from and against any and all liabilities, obligations, claims, damages, demands, controversies, actions and causes of action whatsoever, whether at law or in equity, which either ING Capital, ING Markets and HLS or its successors or assigns may have against RFI or BFICP by reason of or in any way arising out of or resulting from, on or before the Effective Date, the Assigned Agreements or the Terminated Agreements and any of the transactions provided in any of such Agreements or any agreement, document or instrument related thereto.

12. Indemnifications

      a. Indemnification by RFI and BFICP. RFI and BFICP, jointly and severally, covenant and agree to indemnify, defend and hold harmless CSFB from and against any and all damages, claims, causes of action, demands, fines and expenses (including reasonable attorney's fees and expenses), that CSFB may sustain or incur as a result or consequence of the breach by RFI or BFICP of any of its agreements, covenants, representations or warranties under this Agreement.

      b. Indemnification by ING Capital and ING Markets. ING Capital and ING Markets, jointly and severally, covenant and agree to indemnify, defend and hold harmless CSFB from and against any and all damages, claims, causes of action, demands, fines and expenses (including reasonable attorney's fees and expenses), that CSFB may sustain or incur as a result or consequence of the breach by ING Capital or ING Markets of any of its agreements, covenants, representations or warranties under this Agreement.

13. General Provisions.

      a. Legal Actions or Proceedings. The Parties agree and consent to the exclusive jurisdiction of the state courts in New York County, New York and the United States District Court for the Southern District of New York, and that such courts shall have personal jurisdiction over the Parties and jurisdiction over the subject matter of this Agreement, for all purposes of this Agreement and any actions or proceedings commenced by any Party hereunder, except that any actions or proceedings involving Concord and relating to Section 6 of this Agreement shall be brought in the State of Arizona, County of Maricopa. The prevailing party in any such action or proceeding shall be entitled to recover from the other party or parties all of the prevailing party's court costs and reasonable attorney's, accountant's and paralegal fees and expenses, including in any pre-trial, appellate or post-judgment and related bankruptcy proceedings. Nothing contained herein shall be deemed to affect any provisions of any of the Assigned Agreements.

      b. Notices. Any notice, request, demand or other communication required or permitted under this Agreement (a "notice") shall be in writing and delivered by registered or certified mail, return receipt requested, effective three days after posting, or by hand delivery or private overnight courier (such as Federal Express) effective upon receipt, or by telephonic facsimile transmission effective upon confirmation of receipt by the sending Party on its transmission equipment, addressed to the Initial Parties (except ING Capital and ING Markets) at the addresses and attention of the individuals, if any, designated in and pursuant to the Assigned Agreements, and addressed to CSFB at 11 Madison Avenue, New York, New York 10010, attention Michael Szwajkowski, Vice President, facsimile telephone number (212) 325-8299, and to ING Capital or ING Markets at 135 East 57th Street, New York, New York 10022, attention William Austin, General Counsel, facsimile telephone number (212) 409-7990, or to such other address, individual or facsimile telephone number as a Party may advise the other Parties by notice.

      c. Entire Agreement and Amendments. This Agreement represents the entire agreement among the Parties with respect to the subject matter hereof and shall not be modified or affected by any prior offer, proposal, statement or representation, oral or written, made by or for any Party in connection with such subject matter or the terms hereof. This Agreement may not be amended, modified or terminated except by an instrument in writing signed by all of the Parties.

      d. Survival. All of the agreements, covenants, representations and warranties of the Parties shall survive the execution and delivery of this Agreement and the termination of this Agreement for any reason.

      e. Severability. Should any provision or clause hereof be held to be invalid, such invalidity shall not affect any other provision or clause hereof which can be given effect without such invalid provision or clause.

      f. Waiver. The waiver by any Party of a breach, or the failure by any Party to claim a breach, of any provision of this Agreement shall not constitute a waiver of any subsequent breach or affect in any way the effectiveness of such provision.

      g. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to conflict of laws principles. Nothing contained herein shall be deemed to affect any provisions of any of the Assigned Agreements.

      h. Headings and Sections. All headings herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement. All references in this Agreement to "Sections" are references to Sections of this Agreement unless otherwise specifically stated.

      i. Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties and their successors and permitted assigns (including by merger or consolidation). This Agreement and the rights, duties and obligations of CSFB hereunder may be freely assigned by CSFB. This Agreement, and the duties and obligations of the other Parties hereunder, may not be assigned by any other Party without the express prior written consent of CSFB, which consent may be withheld or delayed in its sole discretion.

      j. Expenses. RFI agrees to pay or reimburse all reasonable costs and expenses, including, without limitation, attorney's fees and costs, incurred by CSFB, ING Capital and ING Markets in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions provided herein.

      k. Counterparts. This Agreement may be executed and delivered in any number of counterparts and by different Parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

                          [Signatures begin on page 14]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                           RESORT FUNDING, INC.


                                           By: /s/ Thomas Hamel
                                              ----------------------------------
                                           Name: Thomas Hamel
                                                --------------------------------
                                           Title: President
                                                 -------------------------------

                                           BFICP CORPORATION


                                           By /s/ Eric Cotton
                                              ----------------------------------
                                           Name: Eric Cotton
                                                --------------------------------
                                           Title: Secretary
                                                 -------------------------------

                                           CREDIT SUISSE FIRST BOSTON
                                              MORTGAGE CAPITAL LLC


                                           By: /s/ David Arzi
                                              ----------------------------------
                                           Name: David Arzi
                                                --------------------------------
                                           Title: V.P.
                                                 -------------------------------

                                           ING (U.S.) CAPITAL CORPORATION


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           ING (U.S.) CAPITAL MARKETS, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                           RESORT FUNDING, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           BFICP CORPORATION


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           CREDIT SUISSE FIRST BOSTON
                                              MORTGAGE CAPITAL LLC


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           ING (U.S.) CAPITAL CORPORATION


                                           By: /s/ Evan Binder
                                              ----------------------------------
                                           Name: Evan Binder
                                                --------------------------------
                                           Title: Managing Director
                                                 -------------------------------

                                           ING (U.S.) CAPITAL MARKETS, INC.


                                           By: /s/ Evan Binder
                                              ----------------------------------
                                           Name: Evan Binder
                                                --------------------------------
                                           Title: Managing Director
                                                 -------------------------------

                                           HOLLAND LIMITED SECURITIZATION, INC.
                                           By: ING (U.S.) Capital Markets, Inc.
                                               as attorney in fact


                                           By: /s/ Evan Binder
                                              ----------------------------------
                                           Name: Evan Binder
                                                --------------------------------
                                           Title: Managing Director
                                                 -------------------------------

                                           FIRST TRUST OF NEW YORK, N.A.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           CONCORD SERVICING CORPORATION


                                           By:  /s/ Robert Bertrand
                                               ---------------------------------
                                           Name: Robert Bertrand
                                                 -------------------------------
                                           Title: President and CEO
                                                  ------------------------------

                       [Acknowledgements begin on page 16]

                                           HOLLAND LIMITED SECURITIZATION, INC.
                                           By: ING (U.S.) Capital Markets, Inc.
                                               as attorney in fact


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           FIRST TRUST OF NEW YORK, N.A.

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           CONCORD SERVICING CORPORATION

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                       [Acknowledgements begin on page 16]

                                           HOLLAND LIMITED SECURITIZATION, INC.
                                           By: ING (U.S.) Capital Markets, Inc.
                                               as attorney in fact


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           FIRST TRUST OF NEW YORK, N.A.


                                           By: /s/ Ward A. Spooner
                                              ----------------------------------
                                           Name: Ward A. Spooner
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------

                                           CONCORD SERVICING CORPORATION


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                       [Acknowledgements begin on page 16]


                                       15